                                          CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 3, 2003, in Post-effective  Amendment No. 3 to the Registration  Statement (Form S-3
No. 333-97939) and related Prospectus of American Skandia Life Assurance Corporation.

                                                                 /s/ ERNST & YOUNG LLP

Hartford, Connecticut
April 15, 2004